THE ADVISORS’ INNER CIRCLE FUND

McKee International Equity Portfolio

(the “Fund”)

Supplement dated September 24, 2021 to the

Fund’s Summary Prospectus, dated March 1, 2021 (the “Summary Prospectus”) and the

Fund’s Statutory Prospectus, dated March 1, 2021 (the “Statutory Prospectus,” together with the Summary Prospectus, the “Prospectuses”), each as supplemented on August 12, 2021

This supplement provides new and additional information beyond that contained in the

Fund’s Prospectuses and should be read in conjunction with the Fund’s Prospectuses.

Effective September 30, 2021, Michael J. Donnelly will resign from the Fund’s portfolio management team and Shawna Aufman will be added to the Fund’s portfolio management team. As a result, Shawna Aufman, along with the Fund’s other current portfolio managers, Michael P. Donnelly, Bradly A. Thompson, Paul Frank and Clayton Wilkin, will be jointly and primarily responsible for the day to day management of the Fund. Accordingly, effective as of September 30, 2021, the Fund’s Prospectuses are hereby amended and supplemented, as follows:

1.	The disclosure under the “Portfolio Manager” section of the Summary Prospectus and the corresponding sections of the Statutory Prospectus is amended and restated, and replaced in its entirety, by the following:

Michael P. Donnelly, Senior Vice President of Equities and Portfolio Manager, has managed the Fund since August 2021.

Bradly A. Thompson, Senior Vice President of Equities and Portfolio Manager, has managed the Fund since August 2021.

Paul Frank, Senior Vice President of Equities and Portfolio Manager, has managed the Fund since August 2021.

Shawna Aufman, Vice President of Equities and Portfolio Manager, has managed the Fund since September 2021.

Clayton Wilkin, Vice President of Equities and Portfolio Manager, has managed the Fund since August 2021.

2.	The disclosure under the “Portfolio Manager” section on page 19 of the Statutory Prospectus is amended and restated, and replaced in its entirety, by the following:

Michael P. Donnelly, the Adviser’s Senior Vice President of Equities and Portfolio Manager of the Fund, is jointly and primarily responsible for the day-to-day management of the Fund. He joined the Adviser in 2012, after spending eight years as President of Donnelly Asset Management, LLC, a registered investment adviser specializing in large-capitalization value equity investing. Before founding his own firm in 2003, Mr. Donnelly spent 13 years at Federated Investors, where he was Senior Vice President and Senior Equity Portfolio Manager. Mr. Donnelly holds a B.A. from Georgetown University, and an M.B.A. from Colgate Darden. Mr. Donnelly has also held his Chartered Financial Analyst (CFA) certification since 1986.

Bradly A. Thompson, the Adviser’s Senior Vice President of Equities and Portfolio Manager of the Fund, is jointly and primarily responsible for the day-to-day management of the Fund. He joined the Adviser in 2021, after spending 15 years as Chief Investment Officer at Stadion Money Management. Before joining Stadion Money Management in 2006, Mr. Thompson spent 8 years at Global Capital Advisors, LLC, where he was also Chief Investment Officer. He holds a B.B.A. from the University of Georgia. Mr. Thompson has also held his Chartered Financial Analyst (CFA) certification since 2004 and his Chartered Retirement Plan Specialist certification since 2006.

Paul Frank, the Adviser’s Senior Vice President of Equities and Portfolio Manager of the Fund, is jointly and primarily responsible for the day-to-day management of the Fund. He joined the Adviser in in 2021, after spending 8 years as a Senior Portfolio Manager at Stadion Money Management. He holds a B.A. in History from Drew University, and an M.B.A. from Fordham University.

Shawna Aufman, the Adviser’s Vice President of Equities and Portfolio Manager of the Fund, is jointly and primarily responsible for the day-to-day management of the Fund. She joined the Adviser full-time in 2004 and served successively as a portfolio accountant, performance analyst, equity trader and investment analyst before taking on her current duties. Ms. Aufman holds a B.S. and M.B.A. from Duquesne University. Ms. Aufman has also held her Chartered Financial Analyst (CFA) certification since 2009.

Clayton Wilkin, the Adviser’s Vice President of Equities and Portfolio Manager of the Fund, is jointly and primarily responsible for the day-to-day management of the Fund. He joined the Adviser in 2021, after spending two years as a Portfolio Manager, and 6 years as a Portfolio Management Analyst, at Stadion Money Management. Mr. Wilkin is a graduate of University of Georgia with a B.B.A. in Finance. Mr. Wilkin has also held his Chartered Financial Analyst (CFA) certification since 2017.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CSM-SK-009-0100

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